Fees Summary	Jul. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,448,750.00
Previously Paid Amount	2,661.88
Total Fee Amount	5,044.11
Total Offset Amount	0.00
Net Fee	$ 2,382.23